UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

SES AI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39845	88-0641865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SES AI Corporation

35 Cabot Road

Woburn, MA 01801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (339) 298-8750

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SES	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SES WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2022 (the “Prior Form 8-K”), on April 15, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of SES AI Corporation (the “Company”) approved (1) the dismissal of Withum Smith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm and (2) the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. KPMG previously served as the independent registered public accounting firm of SES Holdings Pte. Ltd. (“Old SES”) prior to its acquisition by Ivanhoe Capital Acquisition Corp., by which it became the Company. The contents of the Prior Form 8-K are incorporated herein by reference.

(a) Dismissal of independent registered public accounting firm

On June 12, 2023, the Audit Committee approved the dismissal of KPMG as the Company’s independent registered public accounting firm.

KPMG’s report of independent registered public accounting firm on the Company’s balance sheet as of December 31, 2022 and 2021, and the related consolidated statements of operations and comprehensive loss, redeemable convertible preferred stock and stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s audit report for the year ended December 31, 2022 contained an adverse opinion on the effectiveness of the Company’s internal control over financial reporting, related to the below described material weaknesses.

During the period from April 7, 2021 (the date KPMG was engaged by Old SES) to December 31, 2022, and during the subsequent interim period through June 12, 2023, there were no disagreements with KPMG on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.

During the period from April 7, 2021 to December 31, 2022, and during the subsequent interim period through June 12, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended) other than the material weaknesses in internal control over financial reporting identified by management and disclosed in the Company’s Form 10-K for the year ended December 31, 2022, related to certain components of the Company’s control environment that were ineffective as the Company did not have a sufficient complement of resources with assigned responsibility and accountability for the design, operation and documentation of internal control over financial reporting. This created deficiencies in the Company’s risk assessment process that led to ineffective information and communication activities as the controls necessary to ensure the reliability of information used in financial reporting and communicate relevant information about roles and responsibilities for internal control over financial reporting were ineffective. As a result, process-level control activities were not designed, implemented or operated effectively in the substantial majority of the Company’s processes. These material weaknesses did not result in any material misstatements to the Company’s consolidated financial statements for the year ended December 31, 2022.

The Company has provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the statements made by the Company set forth above. A copy of KPMG’s letter, dated June 16, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

On June 12, 2023, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023. During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 12, 2023, the Company did not consult Grant Thornton with respect to (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SES AI Corporation

Date: June 16, 2023	By:	/s/ Jing Nealis
	Name:	Jing Nealis
	Title:	Chief Financial Officer